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                                                          EXHIBIT 1b

                                                           Draft 3/11/97

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                    (a Maryland real estate investment trust)


       Common Shares, Warrants to Purchase Common Shares and Preferred Shares



                                UNDERWRITING AGREEMENT

                                                        ____________, 1997

[Name(s) of Representative(s)]

Ladies and Gentlemen:

    Washington Real Estate Investment Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), proposes to issue and sell (i) its common shares of beneficial interest, par value $.01 per share (the "Common Shares"), (ii) warrants to purchase Common Shares (the "Common Share Warrants") or (iii) its preferred shares of beneficial interest, par value $.01 per share (the "Preferred Shares"), from time to time, in one or more offerings on terms to be determined at the time of sale.

    The Preferred Shares will be issued in one or more series and each series of Preferred Shares may vary, as applicable, as to the specific number of shares, title, rank, stated value, liquidation preference, dividend rate (or method of calculation), dividend payments dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below) and any other variable terms as set forth in the applicable amendment to the Company's Declaration of Trust (each a "Designating Amendment") relating to such series of Preferred Shares.

    Each issue of Common Share Warrants will be issued pursuant to a separate warrant agreement (each, a "Warrant Agreement") between the Company and the warrant agent identified

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therein (each, a "Warrant Agent").  The Common Share Warrants may vary, as applicable, as to, among other terms, title, specific number, exercise dates or periods, exercise price(s) and expiration date(s).

    As used herein, "Securities" shall mean the Common Shares, Common Share Warrants and Preferred Shares, or any combination thereof, initially issuable by the Company and "Underlying Securities" shall mean the Common Shares issuable upon exercise of the Common Share Warrants or upon conversion of the Preferred Shares, as applicable. As used herein, "you" and "your", unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to the Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

    Whenever the Company determines to make an offering of Securities through you or through an underwriting syndicate managed by you, the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you (the "Underwriters", which term shall include you, whether acting alone or as members of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of each additional co-manager, if any, participating in such offering, the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters and the initial public offering price applicable thereto, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities. In addition, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number of Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and you. Each offering of Underwritten Securities through you or through an underwriting syndicate managed by you will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

    The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_____)
[and pre-effective amendment no. 1 thereto] for the registration of the Securities and the Underlying Securities and certain of the Company's debt securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective

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amendments thereto as may be required prior to the execution of the applicable Terms Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462 Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462 Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus, as the case may be, and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

    All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

    SECTION 1.  Representations and Warranties.

    (a) The Company represents and warrants to you, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

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       (1)  The Company meets the requirements for use of Form S-3 under the
    1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, each Indenture has been duly qualified under the 1939 Act.

         At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or the Prospectus.

              Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (2) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, did not

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    and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (3) The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

       (4) The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries, at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. Any historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement and the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with GAAP. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

        (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular dividends on the Company's shares of beneficial interest, in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

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        (6)  The Company has been duly organized and is validly existing as a real estate investment trust of unlimited duration with transferable shares of beneficial interest in good standing under the laws of the State of Maryland, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified to transact business in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not result in a Material Adverse Effect.

        (7) Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) (each, a "Subsidiary" and, collectively, the "Subsidiaries") (which term includes corporations, limited and general partnerships, joint ventures and other entities, and includes direct and indirect subsidiaries), if any, has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other ownership interests of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

        (8) The authorized, issued and outstanding shares of beneficial interest of the Company are as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances thereof, if any, contemplated under this Underwriting Agreement, pursuant to dividend reinvestment plans, reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). Such shares of beneficial interest have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of beneficial interest was issued in violation of preemptive or other similar rights of any security holder of the Company.

        (9) This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

       (10) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Shares, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale

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    pursuant to this Agreement and such Terms Agreement; and such
    Underwritten Securities, when issued and delivered by the Company pursuant to this Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law or otherwise.

       (11) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Shares, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Agreement and such Terms Agreement; the Preferred Shares, when issued and delivered by the Company pursuant to this Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law or otherwise; and the Designating Amendment establishing the preferences, limitations and relative rights of any Preferred Shares will be in full force and effect prior to the Closing Time.

       (12) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Share Warrants, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for the applicable Warrant Agreement and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

       (13) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Share Warrants, the applicable Warrant Agreement has been, or prior to the issuance of such Underwritten Securities will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

       (14) If applicable, the Underlying Securities have been, or as of the date of the applicable Terms Agreement will have been, duly authorized and reserved for issuance by the Company upon exercise of the Common Share Warrants or upon conversion of the related Preferred

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    Shares, as applicable.  The Underlying Securities, when issued upon such exercise or conversion, as applicable, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company.

        (15) The Underwritten Securities being sold pursuant to the applicable Terms Agreement and the applicable Warrant Agreement as of the date of the Prospectus, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

        (16) Neither the Company nor any of its subsidiaries is in violation of its declaration of trust, partnership agreement, charter, by-laws or other organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement, each applicable Warrant Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or which it or any of them may be bound or to which any property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect) nor will such action result in any violation of the provisions of the declaration of trust, partnership agreement, charter, by-laws, or other organizational documents of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any if its subsidiaries or any of their assets, properties or operations.

      (17) There is not pending or threatened any action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or

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    foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof, the consummation of the transactions contemplated under this Underwriting Agreement or the applicable Terms Agreement or any applicable Warrant Agreement or the performance by the Company of its obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

       (18) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

       (19) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Underwriting Agreement, the applicable Terms Agreement and any applicable Warrant Agreement and the consummation of the transactions herein and therein contemplated (except such additional steps as may be necessary to qualify the Underwritten Securities for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

       (20) The Company and its subsidiaries hold all licenses, certificates and permits from governmental authorities which are necessary to the conduct of their business the absence of which would result in a Material Adverse Effect; and neither the Company nor any subsidiary has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement would result in a Material Adverse Effect.

       (21) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code, as amended, and the Company's present and contemplated operations, assets and income continue to meet such requirements.

       (22) The Company and its subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property referred to in the Prospectus as owned or leased by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or which are not material in amount. The Company has no reason to believe that

                                     -9-

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    the lessee under any lease (excluding leases for which rent payments due for the remainder of such lease are less than $500,000) calling for annual lease payments in excess of $500,000 is not financially capable of performing its obligations thereunder.

        (23) The Company has filed all Federal, State and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due.

        (24) The Company is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

        (25) The Company has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it or any of its subsidiaries, or of (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence, singly or in the aggregate, would result in a Material Adverse Effect. In connection with the construction on or peration and the use of the properties owned by the Company and its subsidiaries, the Company represents that, as of the date of this Underwriting Agreement and will represent that, as of the date of the applicable Terms Agreement, it has no knowledge of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials which failure would result in a Material Adverse Effect.

      (26) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

(b) Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

    SECTION 2.  Sale and Delivery to Underwriters; Closing.

    (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the

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representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

    (b) In addition, subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the number of Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Company setting forth the number of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by you, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by you and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Underwritten Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number of Initial Underwritten Securities.

    (c) Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the offices of Andrews & Kurth L.L.P., 1701 Pennsylvania Avenue, N.W., Washington, D.C. 20006, or at such other place as shall be agreed upon by you and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of Andrews & Kurth L.L.P., or at such other place as shall be agreed upon by you and the Company, on the relevant Date of Delivery as specified in the notice from you to the Company.

    Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to you for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase.

You, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

    (d) The Underwritten Securities shall be in such denominations and registered in such names as you may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Underwritten Securities will be made available for examination and packaging by you in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

    SECTION 3. Covenants of the Company. The Company covenants with you and with each Underwriter participating in the offering of Underwritten Securities, as follows:

        (a) The Company will comply with the requirements of Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Representative(s) immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus,
    (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

        (b) The Company will give you notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish you with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which you or counsel for the Underwriters shall object.

        (c) The Company has furnished or will deliver to you and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to you, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. Copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (d) The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

        (e) The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

       (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities and any related Underlying Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as you may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities or any related Underlying Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

       (g) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
    Section 11(a) of the 1933 Act.

       (h) If applicable, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities upon exercise of the related Common Share Warrants, as applicable, or upon conversion of the Preferred Shares, as applicable.

       (i) The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds".

       (j) The Company will use its best efforts to effect the listing of the Underwritten Securities and any related Underlying Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

       (k) Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, the Company will not, without your prior written consent, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, the securities specified in such Terms Agreement.

       (l) If the applicable Terms Agreement relates to Common Shares, the Company will cause each of its officers and trustees to enter into a written agreement, in form and substance satisfactory to you, to the effect that, during a period of 90 days from the date of the applicable Terms Agreement, they will not directly or indirectly sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of or transfer, any Common Shares (including, without limitation, any options or warrants to acquire Common Shares), whether then owned or thereafter acquired by them or with respect to which they have or thereafter acquire the power of disposition, without your prior written consent.

      (m) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      (n) The Company will elect to qualify as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust".

      SECTION 4. Payment of Expenses. (a) The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement and the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto,
(ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, any Warrant Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities or any related Underlying Securities,
(iii) the preparation, issuance and delivery of the Underwritten Securities and any related Underlying Securities and any certificates for the Underwritten Securities or such Underlying Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of any Warrant Agent and its counsel, (v) the qualification of the Underwritten Securities and any related Underlying Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto,
(vii) any fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, and if applicable, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities and any related Underlying Securities.

    (b) If the applicable Terms Agreement is terminated by you in accordance with the provisions of Section 5 or Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

    SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

        (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable, or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

        (b)  At Closing Time, you shall have received:

              (1) The favorable opinion, dated as of Closing Time, of Arent Fox Kintner Plotkin & Kahn, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                   (i) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the applicable Terms Agreement; and the conditions for use of a registration statement on Form S-3 have been satisfied.

                   (ii) The Company is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure to so qualify would not result in a Material Adverse Effect.

                   (iii) Each Subsidiary has been duly organized and is
               validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other ownership interests of each Subsidiary have been duly authorized and are validly issued, are fully paid and non-assessable and, to the best of the knowledge of such counsel, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (iv) Each Subsidiary of the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

                  (v) The authorized, issued and outstanding shares of beneficial interest of the Company are as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances thereof, if any, contemplated under the Underwriting Agreement, pursuant to dividend reinvestment plans, reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). Such shares of beneficial interest have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of beneficial interest was issued in violation of preemptive or other similar rights arising by operation of law or, to the best of their knowledge and information, otherwise.

                  (vi) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

                  (vii) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Shares, such Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement and such Terms Agreement; and such Underwritten Securities, when issued and delivered by the Company pursuant to this Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law or, to the best of their knowledge and information, otherwise.

                 (viii) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Shares, such Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement and such Terms Agreement; the Underwritten Securities, when issued and delivered by the Company pursuant to this Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law or, to the best of their knowledge and information, otherwise; and the Designating Amendment establishing the preferences, limitations and relative rights of any Preferred Shares is in full force and effect.

                 (ix) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Share Warrants, such Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Warrant Agreement and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  (x) If the Underwritten Securities being sold pursuant to
               the applicable Terms Agreement include Common Share Warrants, the applicable Warrant Agreement has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Warrant Agent) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                   (xi) If applicable, the Underlying Securities have been duly authorized and reserved for issuance by the Company upon exercise of the Common Share Warrants or upon conversion of the related Preferred Shares, as applicable. The Underlying Securities, when issued upon such exercise or upon such conversion, as applicable, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law or, to the best of their knowledge and information, otherwise.

                   (xii) The form of certificate used to evidence the Underwritten Securities and any related Underlying Securities is in due and proper form and complies with all applicable statutory requirements.

                 (xiii) The Underwritten Securities being sold pursuant to
               the applicable Terms Agreement and the applicable Warrant Agreement conform, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform, in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                  (xiv) The statements in the Prospectus under "Description of Shares", "Description of Common Shares", if any, "Description of Preferred Shares", if any, "Description of Common Share Warrants", "Description of Underlying Securities", if any, and "Certain Federal Income Tax Considerations", if any, and in the Registration Statement under Item 15, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters in all material respects.

                   (xv) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects (except that such counsel need express no opinion as to the financial statements, schedules and other financial information included or incorporated by reference therein).

                  (xvi) The execution, delivery and performance of the Underwriting Agreement, the applicable Terms Agreement and the applicable Warrant Agreement and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder do not constitute a breach of any of the terms or provisions of, or constitute a default under, (a) the declaration of trust, partnership agreement, charter, by-laws, or other organizational document of the Company or any of its subsidiaries, (b) certain specified agreements which are set forth on a schedule to such opinion to which the Company is a party, (c) any order known to such counsel of any court or government agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

                 (xvii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its declaration of trust, partnership agreement, charter, by-laws or other organizational document.

                 (xviii)  Such counsel knows of no material legal proceedings pending or threatened against the Company.

                  (xix) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of the Underwriting Agreement, the applicable Terms Agreement or any applicable Warrant Agreement and the consummation of the transactions therein contemplated by the Company (other than as may be required by the NASD or State securities or Blue Sky laws, as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                  (xx) The investments of the Company described in the
               Prospectus are permitted investments under its declaration of trust.

                  (xxi) The Company has qualified to be taxed as a real
               estate investment trust pursuant to Sections 856-860 of the Internal Revenue Code, as amended, for the fiscal years ended December 31, 1992 through December 31, 1996, and the Company's present method of operation and its assets and contemplated income are such that the Company is in a position under present law to so qualify for the fiscal year ending December 31, 1997, and under the present law the federal income tax treatment of the Company and its shareholders will be as set forth in the Prospectus under the heading "Description of Shares".

                   (xxii) The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

                    (xxiii)  The Registration Statement and the Prospectus,
               excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (xxiv) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

                   (xxv) The Company is not an "investment company" within the meaning of the 1940 Act.

              In rendering such opinion, Arent Fox Kintner Plotkin & Kahn may rely as to matters governed by the laws of jurisdictions other than Maryland and Delaware or Federal laws on local counsel in such jurisdictions, provided that in each case Arent Fox Kintner Plotkin & Kahn shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the 1933 Act or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date of the applicable Terms Agreement or at Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein). With respect to such statement, Arent Fox Kintner Plotkin & Kahn may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

              (2) The favorable opinion, dated as of Closing Time, of Andrews & Kurth L.L.P., counsel for the Underwriters, with respect to the matters set forth in (vi), (vii), (viii), (ix), (xi), (xii) (only with respect to the statements set forth under "Description of Shares", "Description of Common Shares", "Description of Preferred Shares", "Description of Common Share Warrants" and "Description of Underlying Securities", if any), (xxii) and (xxiii) of subsection (b)(l) of this Section. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the 1933 Act or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date of the applicable Terms Agreement or at Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading
          (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein). With respect to such statement, Andrews & Kurth L.L.P. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

        (c) At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

        (d) At the time of the execution of the applicable Terms Agreement, you shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1934 Act and the applicable published rules and regulations thereunder; (ii) it is their opinion that the consolidated financial statements and supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder;
(iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited condensed consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement), nothing has come to their attention which causes them to believe that:

             (1) any material modifications should be made to the unaudited condensed consolidated financial statements included or incorporated by reference in the Registration Statement for them to be in conformity with generally accepted accounting principles;

             (2) the unaudited condensed consolidated financial statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act as it applies to Form 10-Q and the related published rules and regulations;

             (3) at a specified date not more than three days prior to the date of such letter, there was any change in the capitalization of the Company and its subsidiaries, any decrease in total assets, any change in long-term debt or any change in short-term borrowings of the Company and its subsidiaries, as compared with the amounts shown in the most recent consolidated balance sheet incorporated by reference in the Registration Statement; or

             (4) during the period from the date of the most recent consolidated balance sheet incorporated by reference in the Registration Statement to a specified date not more than three days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in real estate rental revenue, net income or net income per share of the Company and its subsidiaries;

except in all cases for changes, increases or decreases which the Registration Statement discloses have occurred or may occur; (iv) in addition to the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company and its subsidiaries, which are included or incorporated by reference in the Registration Statement and which are specified by you, and have compared such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement; and
(v) they have compared the information in the Prospectus under the caption "Selected Financial Data" with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Item 301 of Regulation S-K.

            (e) At Closing Time, you shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

             (f) At the time of the execution of the applicable Terms Agreement, you shall have received from Price Waterhouse L.L.P. a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1934 Act and the applicable published rules and regulations thereunder; and (ii) it is their opinion that the consolidated financial statements and supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder.

             (g) If applicable, at the time of the execution of the applicable Terms Agreement, you shall have received a letter dated such date from such independent accountants that have prepared any historical financial statements included in or incorporated by referenced into the Registration Statement and Prospectus which financial statements relate to properties or assets acquired or to be acquired by the Company, or any of its subsidiaries, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent accountants with respect to the Company and such properties or assets acquired by the Company within the meaning of the 1933 Act and the 1933 Act Regulations; and (ii) it is their opinion that the historical financial statements for such properties or assets that have been audited by them and covered by their opinions included or incorporated by reference into the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

        (h) At Closing Time and at any relevant Date of Delivery, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Company shall have delivered to you a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to you, confirming that the Underwritten Securities have such ratings.
    Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in the rating assigned to the Underwritten Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's other securities.

        (i) At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

        (j) On the date of the applicable Terms Agreement, you shall have received, in form and substance satisfactory to you, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

        (k) In the event that the Underwriters are granted an over-allotment option by the Company in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, you shall have received:

             (1) A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

             (2) The favorable opinion of Arent Fox Kintner Plotkin & Kahn, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

             (3) The favorable opinion of Andrews & Kurth L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

             (4) A letter from Arthur Andersen LLP, in form and substance satisfactory to you and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to you pursuant to Section 5(e) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

        (l) At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

        (m) If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by you by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

    SECTION 6.  Indemnification.

    (a) The Company hereby agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

        (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

        (3) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

    (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its trustees, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

    (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by you, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or
Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         SECTION 7.  Contribution.  If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

    The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

    Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

    SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Underwritten Securities.

    SECTION 9.  Termination.

    (a) This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by you upon the giving of 30 days' prior written notice of such termination to the other party hereto.

    (b) You may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the American Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities.

    (c) If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

    SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full number thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

        (b) if the number of Defaulted Securities exceeds 10% of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Underwritten Securities, as the case may be, either you or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

    SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o [name and address of Representative]; and notices to the Company shall be directed to it at 10400 Connecticut Avenue, Kensington, Maryland 20895, attention of Larry E. Finger, Senior Vice President and Chief Financial Officer.

    SECTION 12. Parties. This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon you and the Company, and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

    SECTION 13. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

    SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between you and the Company in accordance with its terms.

                                       Very truly yours,

                                       WASHINGTON REAL ESTATE
                                        INVESTMENT TRUST

                                       By:
                                           Name:
                                           Title:

CONFIRMED AND ACCEPTED,
    as of the date first
    above written:

[Name(s) of Representative(s)]

By:
Authorized Signatory

                                                                      Exhibit A



                       WASHINGTON REAL ESTATE INVESTMENT TRUST
                      (a Maryland real estate investment trust)


                                [Title of Securities]

                                   TERMS AGREEMENT



                                                              ___________, 1997


To: Washington Real Estate Investment Trust
    10400 Connecticut Avenue
    Kensington, Maryland 20895

Attention: Mr. Larry E. Finger
           Senior Vice President and Chief Financial Officer

Ladies and Gentlemen:

    We (the "Representatives") understand that Washington Real Estate Investment Trust (the "Company"), proposes to issue and sell its [common shares of beneficial interest, par value $.01 per share (the "Common Shares")] [_____ warrants (the "Common Share Warrants") to purchase Common Shares] [preferred shares of beneficial interest, par value $.01 per share (the "Preferred Shares")] ([such securities also being hereinafter referred to as] the ["Initial] Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the respective number of [Initial] Underwritten Securities [opposite their names set forth below] [, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased] at the purchase price set forth below .

                                  Number of
Underwriter                       [Initial] Underwritten Securities
-----------                       ---------------------------------

                                  ________________
Total
                                  ________________
                                  ________________


    The Underwritten Securities shall have the following terms:


                                   [Common Shares]
                                   ---------------

Title:
Number of shares:
Number of Option Securities:
Initial public offering price per share:  $
Purchase price per share:  $
Listing requirements:
Black-out provisions:
Lock-up provisions:
Other terms and conditions:
Closing date and location:


                                  [Preferred Shares]
                                  ------------------

Title:
Rank:
Ratings:
Number of shares:
Number of Option Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value:  $
Liquidation preference per share:  $
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share: $___ plus accumulated dividends, if any, from _____

Purchase price per share:  $___ plus accumulated dividends, if any, from _____
Other terms and conditions:
Closing date and location:

                                Common Share Warrants
                                ---------------------

Title:
Number:
Warrant Agent:
Issuable jointly with Common Shares: [Yes]  [No]
    Number of Common Share Warrants Issued with each Common Share:
Date(s) from which or period(s) during which Common Share Warrants are exercisable:
Date(s) on which Common Share Warrants expire:
Exercise price(s):
Initial public offering price:  $
Purchase price:  $
Number of shares purchasable upon exercise of one Common Share Warrant:
Terms of Underlying Securities:
Other terms and conditions:
Closing date and location:


    All of the provisions contained in the document attached as Annex I hereto entitled "Washington Real Estate Investment Trust--Common Shares, Common Share Warrants and Preferred Shares--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

    Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                   Very truly yours,

                   [Name(s) of Representative(s)]


                   By:


                   By: _________________________
                        Authorized Signatory

                   [Acting on behalf of themselves and the other named
                       Underwriters.]


Accepted:

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:  _________________________
        Name:
        Title:



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